Exhibit 10.2

SEVENTH AMENDED AND RESTATED

KENSEY NASH CORPORATION

EMPLOYEE INCENTIVE COMPENSATION PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT, dated as of [                ], is between KENSEY NASH CORPORATION, a Delaware corporation (the “Company”), and the employee (the “Participant”) designated on the attached Notice of Grant of Stock Options of the Company (the “Notice”) (the Notice and this Stock Option Agreement hereinafter referred to as this “Agreement”). All capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Plan.

WHEREAS, the Committee desires, by affording the Participant an opportunity to purchase shares of the Company’s Common Stock as hereinafter provided, to carry out the purposes of the Seventh Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan, as amended from time to time (the “Plan”); and

WHEREAS, the Committee has duly made all determinations necessary or appropriate to the grants hereunder;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

1. Grant of Option, Option Price and Term.

(a) The Committee hereby grants to the Participant on [                ] (the “Grant Date”), as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the “Option”) to purchase the number of shares of the Common Stock of the Company designated on the Notice (“Option Shares”) on the terms and conditions herein set forth.

(b) For each of the Option Shares purchased, the Participant shall pay to the Company [                    ($             )] per share, which, as of the date of this Agreement, is not less than the Fair Market Value of a share of Common Stock (the “Option Price”). Accordingly, the aggregate Option Price to exercise all of the Option is as specified on the Notice (“Aggregate Option Price”).

(c) The term of the Option shall be a period of ten (10) years from the Grant Date (the “Option Period”). During the Option Period, the Option shall be exercisable in accordance with the schedule set forth on the Notice.

(d) The Option granted hereunder is designated as a nonqualified stock option.

(e) The Company shall not be required to issue any fractional Option Shares.

2. Termination of Option. Subject to Paragraph 1(c):

(a) If the Participant incurs an involuntary (as to the Participant) Termination of Service for reasons other than Cause, Disability or death, or if the Participant incurs a Termination of Service that constitutes a Retirement, then (i) any vested portion of the Option shall be cancelled ninety (90) days after such Termination of Service or after the expiration of the remaining Option Period, whichever period is shorter, and (ii) any unvested portion of the Option shall immediately be cancelled.

(b) If the Participant incurs a Termination of Service on account of his or her Disability or death, then the Option shall be cancelled on the one (1) year anniversary of such Termination of Service, or after the expiration of the remaining Option Period, whichever period is shorter.

(c) If the Participant incurs a Termination of Service that is either (i) for Cause or (ii) voluntary on the part of the Participant (other than Retirement), then the Option will automatically be cancelled on the date of such Termination of Service.

The Participant’s Termination of Service due to death or Disability shall result in the Option becoming fully vested and exercisable. The Participant’s Termination of Service for reasons other than death or Disability shall not accelerate the percentage of Option Shares otherwise exercisable with respect to the Participant. Any portion of the Option that is not exercisable as of the Participant’s Termination of Service (other than an Option that becomes fully exercisable upon Termination of Service due to death or Disability) shall be cancelled on the date of such Termination of Service.

3. Exercise. The Option shall be exercisable during the Participant’s lifetime only by the Participant, and, after the Participant’s death, only by a Representative. The Option may only be exercised by the delivery to the Company of a properly completed written notice, in a form satisfactory to the Committee, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall only be made:

(a) in cash or by check;

(b) by the delivery to the Company of a valid and enforceable stock certificate (or certificates) representing shares of Common Stock, which is endorsed in blank or accompanied by an executed stock power (or powers) and guaranteed in a manner acceptable to the Committee;

(c) by authorizing the Company to retain shares of Common Stock that would otherwise be issuable upon exercise of such Option, thereby reducing the number of shares of Common Stock to be issued and delivered to the Participant upon such exercise;

(d) in cash by a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise; or

(e) in any combination of (a), (b), (c), or (d).

If any part of the payment of the Option Price is made in shares of Common Stock, such shares shall be valued by using their Fair Market Value as of their date of delivery.

The Option shall not be exercised unless there has been compliance with all the preceding provisions of this Paragraph 3, and, for all purposes of this Agreement, the date of the exercise of the Option shall be the date upon which there is compliance with all such requirements.

4. Requirements of Law; Registration and Transfer Requirements. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority. The Option and each and every obligation of the Company hereunder are subject to the requirement that the Option may not be exercised or performed, in whole or in part, unless and until the Option Shares are listed, registered or qualified, properly marked with a legend or other notation, or otherwise restricted, as is provided for in the Plan. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and transfer of any Shares pursuant to this Agreement shall relieve the Company of any liability with respect to the non-issuance or transfer of the Shares as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain all such approvals.

5. Adjustments/Change in Control. In the event of a Change in Control or other corporate restructuring provided for in the Plan, the Participant shall have such rights, and the Committee shall take such actions, as are provided for in the Plan.

6. Nontransferability. Except for transfers specifically authorized under the terms of the Plan, the Option and any interest in the Option may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution or to a family member pursuant to a domestic relations order. Notwithstanding any other provision of this Agreement, any such attempted sale, assignment, conveyance, gift, pledge, hypothecation or transfer shall be null and void and shall terminate the Option immediately.

7. Construction. Notwithstanding any other provision of this Agreement, the Option is granted pursuant to the Plan, as in effect on the date hereof, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no amendment to either the Plan or this Agreement shall impair the rights of the Participant, without his or her consent, under the Option or this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then current form, to the Participant or any other person or entity then entitled to exercise the Option.

8. No Stockholder Rights. Until the Option shall have been duly exercised to purchase Option Shares and such shares have been officially recorded as issued on the Company’s official stockholder records, no person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares, and adjustments for dividends or otherwise shall be made only if the record date therefor is subsequent to the date such shares are recorded and after the date of exercise and without duplication of any adjustment.

9. No Employment Rights. No provision of this Agreement or of the Option granted hereunder shall give the Participant any right to continue in the employment of the Company or any of its Affiliates, create any inference as to the length of employment of the Participant, affect the right of the Company or its Affiliates to terminate the employment of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any of its Affiliates.

10. No Disclosure Rights. Except as required by applicable law, the Company (or any of its affiliates) shall have no duty or obligation to affirmatively disclose to the Participant or a Representative, and the Participant or Representative shall have no right to be advised of, any material information regarding the Company or an Affiliate at any time prior to, upon or in connection with the exercise of the Option or the Company’s acquisition of Common Stock in accordance with the terms of this Agreement.

11. Investment Representation and Agreement. The Committee may require the Participant to furnish to the Company, prior to the issuance of any shares of Common Stock upon the exercise of all or any part of the Option, an agreement (in such form as such Committee may specify) in which the Participant represents that the shares of Common Stock acquired by the Participant upon exercise are being acquired for investment and not with a view to the sale or distribution thereof and as to other matters deemed necessary by the Company to qualify the issuance of such shares for exemptions from federal and state securities law registration requirements.

12. Governing Law. The interpretation, performance and enforcement of this Agreement and the Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (other than its laws respecting choice of law).

13. Compliance with Laws and Regulations. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares, prior to (a) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Common Stock may then be listed (or regularly traded), (b) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation. The Committee may require the Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise.

14. Entire Agreement. This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to such matter.

15. Amendment. Any amendment to this Agreement shall be in writing and signed on behalf of the Company; provided, however, that, pursuant to Section 7, no such amendment may impair the rights of the Participant without his or her consent.

16. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

17. Counterparts. This Agreement may be signed in two (2) counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

18. Notices. Any notice that either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, 735 Pennsylvania Drive, Exton, Pennsylvania 19341, or the Participant at his or her address as shown on the Company’s payroll records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time. Any such notice shall be deemed given when received by the intended recipient. Notwithstanding the foregoing, any notice required or permitted hereunder from the Company to the Participant may be made by electronic means, including by electronic mail to the Company-maintained electronic mailbox of the Participant, and the Participant hereby consents to receive such notice by electronic delivery. To the extent permitted in an electronically delivered notice described in the previous sentence, the Participant shall be permitted to respond to such notice or communication by way of a responsive electronic communication, including by electronic mail.

19. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

20. Severability. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

21. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Participant or a Representative, and all rights granted to the Company hereunder, shall be binding upon the Participant’s or the Representative’s heirs, legal representatives and successors.

22. Tax Consequences. The Participant acknowledges and agrees that the Participant is responsible for all taxes and tax consequences with respect to the grant and exercise of the Option and the disposition of Option Shares. The Participant further acknowledges that it is the Participant’s responsibility to obtain any advice that the Participant deems necessary or appropriate with respect to any and all tax matters that may exist as a result of the grant and exercise of the Option and the disposition of Option Shares. Notwithstanding any other provision of this Agreement, the Option Shares shall not be released to the Participant unless, as provided in Section 12.7(c) of the Plan, the Participant shall have paid to the Company, or made arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to the grant and exercise of the Option.

23. Receipt of Plan. The Participant acknowledges receipt of a copy of the Plan, and represents that the Participant is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all the terms and provisions of this Agreement and of the Plan. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretation and determination shall be conclusive and binding upon the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

IN WITNESS WHEREOF, the parties hereto have acknowledged their rights and obligations under this Agreement as of the Grant Date, by signing the Notice.